SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 25, 2007
MILESTONE SCIENTIFIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-26284	13-3545623

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
220 South Orange Avenue, Livingston Corporate Park, Livingston, New Jersey 07034

(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (973) 535-2717
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     See our response to Item 8.01 herein.

Item 8.01:	Other Matters.
     On June 25, 2007, we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that David Cohn, our current Chief Financial Officer, has indicated his intent to resign from the senior financial post to pursue new career opportunities and consequently, we have initiated a search for a new CFO. Mr. Cohn has agreed to continue serving us until his replacement is hired and will offer his ongoing support through a reasonable transitional period.

Item 9.01:	Financial Statements and Exhibits
     (d) Exhibits:
          99.1 Press Release dated June 25, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE SCIENTIFIC INC.
By:	/s/ Leonard Osser
Leonard Osser Chairman and Chief Executive Officer

Dated: June 25, 2007